EXHIBIT 10.1

                             GEORGETOWN SAVINGS BANK
                               FY08 INCENTIVE PLAN

          All figures below are representative of a twelve month period
================================================================================

Organizational Level:  Executive

Employee: Robert E. Balletto                 Incentive Target: $25,000 plus
          ---------------------------------                    sliding component
                                                               -----------------
Title:    President/Chief Executive Officer  Current Salary:   $181,200
          ---------------------------------                    -----------------

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Tier 1:  Bank-wide Performance

Goal #1: Achieve Budgeted ROA
         --------------------

Payout Percentage: 30% of incentive target = $7,500

Target: Achieve YTD ROA of (.31%) by 6/30/08

Payout Timing: Annual, after completion of annual audit

Additional Payout: $2,500 for every additional .05bps


Goal #2: Achieve Budgeted Commercial Loan Portfolio Growth
         -------------------------------------------------

Payout Percentage: 15% of incentive target = $3,750

Target: Total Commercial Loans $41,775,300 by 6/30/08

Payout Timing: Annual, after completion of annual audit


Goal #3: [Information withheld due to business confidentiality]

Payout Percentage: 15% of incentive target = $3,750

Target: [Information withheld due to business confidentiality]

Payout Timing: [Information withheld due to business confidentiality]


Goal #4: [Information withheld due to business confidentiality]

Payout Percentage: 15% of incentive target = $3,750

Target: [Information withheld due to business confidentiality]

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Payout Timing: [Information withheld due to business confidentiality]


Tier 2:  Team Performance - Sales

No Team Goals Assigned.



Tier 3: Individual Performance

Goal #5: Complete Retail Banking Division Study
         --------------------------------------

Payout Percentage: 5% of incentive Target = $1,250

Target: Completion of Retail Division Study, Assessment and Executive Committee's (EC) Acceptance of Action Plans to Achieve Branch and Depository Strategic Plan Goals

Payout Timing: Upon Acceptance and approval of the EC


Goal #6: Improve the Profitability of North Andover Branch
         -------------------------------------------------

Payout Percentage: 5% of incentive Target = $1,250

Target: 25% improvement in the profitability from fiscal 2007

Payout Timing: Annual, after completion of the annual audit


Goal #7: Complete Branch Platform Personnel Ability To Refer Residential
         ---------------------------------------------------------------
         Mortgages
         ---------

Payout Percentage: 5% of incentive Target = $1,250

Target: Implementation of Branch Platform personnel fully able to refer residential mortgage loans to the Bank's loan originator.

Payout Timing: After each branch has referred at least 3 mortgages to the loan originator and the loans have closed.


Goal #8: Complete Small Business Lending Capability in the Branches
         ----------------------------------------------------------

Payout Percentage: 10% of incentive Target = $2,500

Target: Completion of implementation of branch based small business lending products in accordance with Loan Policy

Payout Timing: Upon successful origination and closing of $500,000 in branch based small business loans

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